UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2016

SYNERGY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1625 Broadway, Suite 300

Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Attached as Exhibit 99.1 hereto is the report of Ryder Scott Company, L.P. (“Ryder Scott”) on the estimated oil and gas reserves of Synergy Resources Corporation (the “Company”) as of December 31, 2015.  Attached as Exhibit 23.1 hereto is the consent of Ryder Scott to the inclusion of such report into certain registration statements of the Company.

Item 9.01    Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2016

Synergy Resources Corporation

By:	/s/ Lynn A. Peterson
Lynn A. Peterson
President

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ryder Scott Company, L.P.
99.1	Report of Ryder Scott Company, L.P.